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                                                               Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration
Statement on Form S-3 of our report dated March 3, 1993, on the consolidated financial statements of Nutmeg Industries, Inc. for the fiscal year ended January 30, 1993, included in the Current Report on Form 8-K as amended on the Form 8-K/A of VF Corporation dated January 19, 1994.


                                                                   ERNST & YOUNG





Tampa, Florida
April 20, 1994